EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Call Option Agreement
股权转让期权协议

This Call Option Agreement (the “Agreement”) is made by the following parties in on January 31, 2013.
本股权转让期权协议（“本协议”）系由以下各方于 年___月___日在_____签署：

1.	Tianjin Xunna Information Technology Ltd. (hereafter referred to as “WOFE”)
天津讯纳信息技术咨询有限公司（以下简称“讯纳信息”）
Address：R 102-16, No. 1 Yijing Road, Dongli Economic Development Zone, Tianjin
地址：天津市东丽经济开发区一经路1号102-16

2.	Fu Jiaxing 富嘉兴
ID（身份证号码）：210106196512243832
Address（联系地址）：2-3-1, No. 118-2 of Heping South St, Heping District, Shenyang City
地址：沈阳市和平区和平南大街118-2号2-3-1

3.	Tian Honglin 田洪林
ID（身份证号码）：230105196706030314
Address（联系地址）：R1，7/F, Unit808-1, Honghe Community, No.791 Hongqi St., Daowai District, Harbin City
地址：哈尔滨市道外区红旗大街791号红河小区808栋1单元7楼1门

(All the parties hereinafter collectively referred to as the “Parties” and individually as a “Party”. Fu Jiaxing and Tian Honglin hereinafter collectedly referred to as the “Shareholders”)
（下文中任何单方称为“一方” ，所有方合称为“各方”，富嘉兴、田洪林以下共同被称为“各股东”）

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Whereas:
鉴于：

1.
The existing shareholders are the shareholders of Xunna Network Sci-Tech (Beijing) Co., Ltd. ( a limited liability company incorporated under the laws of the People’s Republic of China, whose offices are located at R2611-15，,22/F, Bld. 2-28, No.2 Fufeng Road, Fengtai District, Beijing, hereafter referred to as “the Company” or “Xunna Network”).
现有各股东为讯纳网络科技（北京）有限公司（一家按照中国法律成立并有效存续的有限责任公司，其地址为北京市丰台区富丰路2号2-28幢22层2611-15室,以下称 “公司”或“讯纳网络”）的股东。

2.	The existing shareholders intend to transfer their shares to WOFE respectively without breaking Chinese laws, WOFE intends to purchase the shares. 现有股东有意在不违反中国法律时向讯纳信息转让其各自在公司中所持有的全部股权，讯纳信息有意接受该等转让。

3.	In order to carry out the transfer of shares, the existing shareholders hereby irrevocably grants to “WOFE” a call option right to purchase shares (“Call Option”).
为实现上述股权转让，现有股东同意共同向讯纳信息授予一项不可撤销的股权转让期权（以下称“转股期权”）。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
因此，各方经协商一致，达成协议如下：

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Article 1 Definitions
第一条 定义

Terms used in this Agreement shall have the meanings set forth below:
除非根据上下文应另作解释，本协议中，下列词语将作出如下解释：

“PRC Laws and Regulations”：	Means the currently effective laws, administrative regulations, local regulations, judicial explanations and other binding legal documents.

“中国法律”：	指届时有效的中华人民共和国的法律、行政法规、行政规章、地方法规、司法解释及其他有约束力的规范性文件。

“Call Option”：	Means the right granted by Shareholders to WOFE in terms of Article 2 of this Agreement to purchase shares of the Company.

“转股期权”：	现有股东按照本协议第二条向讯纳信息授予一项股权转让期权以转让公司的全部股份。

“Company’s Shares”	Means all shares hold by existing Shareholders in the Company

“期权股权”：	就各现有股东而言，指其在公司中所分别持有的全部股权。

“The Company’s Registered Capital”：	Means at the date of this Agreement, The Company’s registered capital (RMB 2,000,000 Yuan), including any enlarged registered capital after future capital increase.

“公司注册资本”：	在本协议签署之日，指公司的注册资本人民币200万元，亦包括在本协议有效期内因任何增资而形成的扩大后的注册资本。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

“Exercise of Options”：
Means when WOFE exercises its options, it has the right to ask the shareholders transfer the Company’s shares wholly or partly to WOFE or its designated entity or natural person. The specific amount shall be freely decided by WOFE according to PRC laws and its business concern.

“转让股权”：	指讯纳信息在行使其转股期权（以下称“行权”）时，根据本协议的规定，有权要求现有股东向其或其指定的实体或个人转让的公司的股权，其数量可以为期权股权的全部或者部分，具体数额由讯纳信息根据届时中国法律的规定及其自身的商业考虑而自由酌定。

“Exercise Price”：
Means the consideration WOFE or its designated entity or individual shall paid to Shareholders each time when exercising the option. When exercising the option, WOFE or its designated entity or individual shall pay each of Shareholders RMB 1 Yuan. If there is any mandatory minimum transfer price proscribed by PRC laws, the minimum price regulated by PRC laws shall be the exercise price.

“转股价格”：	指在每次行权时，讯纳信息或其指定的实体或个人为取得转让股权而需向现有股东支付的全部对价。在讯纳信息每次行权时，讯纳信息或其指定的实体或个人应向各个现有股东支付的全部转股价格均为人民币1元。如中国法律对届时的转股价格有任何强制性规定，讯纳信息或其指定的实体或个人有权根据中国法律，以中国法律所允许的最低价格作为转股价格。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

“Certificates”：
Means all approval, permission, registration, filling including but not limited to Business License, Tax Registration License and other related certificates required by PRC laws for the Company effective and legal operation.

“经营证照”：	指公司为合法、有效经营其所有业务而必须持有的任何批准、许可、备案、登记等，包括但不限于《企业法人营业执照》、《税务登记证》，以及中国法律届时要求的其他相关许可和证照；

“The Company’s Assets”：
Means all tangible and intangible assets owned or authorized to use during the term of this Agreement, including but not limited to trade mark, copy right, patent, knowhow, domain name, software use right and other intellectual property.

“公司资产”：	指公司在本协议有效期内所拥有或者有权使用的全部有形和无形资产，包括但不限于任何不动产、动产，以及商标、著作权、专利、专有技术、域名、软件使用权等知识产权；

“Principal Agreement”：
Means agreements the Company enters into and has material effect on the Company’s business and assets, including but not limited to Technology and Consultancy Service Agreement and other agreements related to the Company’s Business

“重大协议”：	指公司作为一方的对公司的业务或资产有重大影响的协议，包括但不限于公司与讯纳信息签订的《独家技术服务与商业咨询协议》，以及其他关于公司相关业务的协议。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Article 2 Grant of Call Option
第二条  转股期权的授予

Shareholder (“Transferor”) hereby irrevocably grants to WOFE an option to purchase or cause any designated entity or individual (“Designated Persons”) to purchase the Company’s Shares in accordance with this Agreement and PRC Law. WOFE agreed to accept the Call Option.
现有股东兹分别并共同同意，在此不可撤销地且无任何附加条件地授予讯纳信息一项转股期权，根据转股期权，讯纳信息有权在中国法律允许的情况下，要求现有股东以本协议规定的方式向讯纳信息或其指定的实体或个人转让期权股权。讯纳信息亦同意接受该等转股期权。

Article 3 Exercise of Option
第三条 行权的方式

3.1	WOFE has absolute discretion to decide the times, modes and numbers of Exercise of Option in accordance with PRC laws.
在中国法律允许的条件下，讯纳信息拥有绝对的自由裁量权来决定其行权的具体时间、方式和次数。

3.2
If WOFE and/or the Designated Persons can hold all of the Company’s Shares under PRC laws, WOFE is entitled to exercise Call Options and the Shareholders shall transfer all Company’s Shares to WOFE or its Designated Persons at one time. If WOFE and/or the Designated Persons can hold part of the Company’s Shares under PRC laws, WOFE can decide the numbers of shares transferred within the shareholding limits regulated by PRC laws and require Shareholders to transfer such shares to WOFE or its designated person. In that case, WOFE is entitled to further exercise the Call Option until obtain all the Company’s Shares as PRC Law gradually releasing the shareholding limits.

如届时的中国法律允许讯纳信息和/或其指定的其他实体或个人持有公司的全部股权，讯纳信息有权选择一次性行使其全部的转股期权，由讯纳信息和/或其指定的其他实体或个人向现有股东一次性受让全部的期权股权；如届时的中国法律仅允许讯纳信息和/或其指定的其他实体或个人持有公司的部分股权，讯纳信息有权在不超过届时中国法律规定的持股比例上限的范围内确定转让股权的数额，并由讯纳信息和/或其指定的其他实体或个人向现有股东受让该等转让股权。在后一种情况下，讯纳信息有权根据中国法律所允许的持股比例上限的逐步放开，分次行使其转股期权，以期最终获得全部的期权股权。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

3.3	Each time WOFE exercises its option, it can purchase the transferred shares itself or designate third party to purchase all or part of the transferred shares.
讯纳信息每次行权时，可以自己受让转让股权，也可以指定任意第三方来受让全部或者部分转让股权。

3.4
WOFE and/or the Designated Persons may exercise option by issuing a written notice (the “Notice”, the format of Notice is set out in Appendix II) to the Transferor. The shareholders shall transfer the shares promptly at one time to WOFE and/or the Designated Persons upon receipt of the Notice.

在讯纳信息每次决定行权后，其应向各个现有股东发出转股期权行使通知（以下称“行权通知”，格式见附件二）。现有股东在收到行权通知后，应立即将转让股权一次性全部转让给讯纳信息和/或讯纳信息指定的其他实体或个人。

3.5	In the event that WOFE issue the aforesaid Notice, Shareholders jointly and severally represents and warrants as the following:
现有股东兹分别及单独承诺并保证，一旦讯纳信息发出行权通知：

3.5.1
Propose promptly to convene the shareholders’ meeting of The Company and pass the resolution or adopt any necessary measures to transfers shares to WOFE and/or the Designated Persons at Exercise Price;

其应立即召开股东会并通过股东会决议及采取其它一切必要行动，同意向讯纳信息和/或其指定的其他实体或个人以转股价格转让全部的转让股权；

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

3.5.2	Upon the terms and conditions of this Agreement, enter into Shares Transfer Agreement with WOFE and/or the Designated Persons to transfer the shares at Exercise Price;；
其应立即与讯纳信息和/或其指定的其他实体或个人签署股权转让协议，向讯纳信息和/或其指定的其他实体或个人以转股价格转让全部的转让股权；

3.5.3
Upon the request by WOFE and in accordance with law, Shareholders shall provide necessary assistance to the WOFE (including provide and execute all relevant legal documents, comply with Government approval and filling requirements) to vest full title of the Shares in the WOFE and/or the Designated Persons.

其应根据讯纳信息的要求及法律、法规的规定，向讯纳信息提供必要的支持（包括提供并签署所有有关的法律文件，履行所有的政府审批和登记手续及承担全部相关义务），以使讯纳信息和/或其指定的其他实体或个人没有法律瑕疵地获得全部转让股权。

Article 4 Representations and Warranties
第四条 声明与保证

4.1	The Shareholders jointly and severally represent and warrant as the following:
现有股东兹分别及单独地声明与保证如下：

4.1.1	Each of them has the complete and independent legal status, power and valid authority to enter into and perform this Agreement. Each of them may sue or be sued independently;
其具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

4.1.2
Each of them has the full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by it. They have the full power and authority to consummate the transaction contemplated hereby. This Agreement is duly executed and delivered by them. Upon the effectiveness, this Agreement shall constitute their legal and binding obligation and may be enforceable against them in accordance with the terms hereof;

其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的完全权力，其拥有完成本协议所述交易的完全权力。本协议由其合法、适当地签署并交付。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

4.1.3
On the date of this Agreement, each of them is the Company’s registered legal shareholder. Except for the rights specified by this Agreement, the Call Option is free of other pledge, lien, guarantee and other third party claims.

其在本协议生效时是期权股权的在册的合法所有人，除本协议所设定的权利外，期权股权上不存在任何留置权、质权、索赔权和其它担保物权及第三方限制。

4.1.4
The Company has all the certificates necessary to its operation. The Company has full right and qualification to operate business within the territory of China. The Company operate its business lawfully and there is no breach or possible breach of the regulation of Industrial and Commercial, Tax, Cultural, Quality and Technical Supervision, Labor and Social Security Bureau or other government departments. And the Company does not involve in any contractual disputes

公司在本协议生效时拥有其经营所需的完整的经营证照， 公司有充分的权利和资质在中国境内经营业务。公司自成立至今均依法经营，不存在任何违反或者可能违反工商、税务、文化、质量技术监督、劳动和社会保障及其他政府部门的规定和要求的情况，亦不存在任何的合同违约纠纷。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

4.2	WOFE represents and warrants as the following:
讯纳信息兹声明与保证如下：

4.2.1
WOFE is a limited company registered in accordance with PRC laws. It has the power and ability to enter into, deliver and perform this Agreement. It possesses independent legal person status and can sue or be sued independently.

讯纳信息是根据中国法律适当注册并合法存续的有限责任公司，具有独立法人资格。讯纳信息具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

4.2.2
WOFE has the full power and internal authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by it. It possesses full power and authority to consummate the transaction contemplated hereby.

讯纳信息拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Article 5 Promises of Shareholders
第五条 现有股东的承诺

The Shareholders hereby promise jointly and severally as follows:
现有股东兹分别及单独承诺如下：

5.1	During the term of this Agreement, adopt all necessary measures to make sure the Company obtain all certificates for its business operation and maintain the continue effectiveness of the certificates.
在本协议有效期内，其必须采取一切必要的措施，以保证公司能够及时取得所有的经营证照，并使所有的经营证照在任何时候均保持持续有效。

5.2	During the term of the Agreement, without prior written consent by WOFE:
在本协议有效期内，未经讯纳信息事先书面同意，

5.2.1	not to sale, transfer, mortgage or dispose in any other forms of the Company’s Shares, or create any security or third party rights on the Company’s Shares;
任何现有股东均不得转让或以其他任何方式处分任何期权股权或者在任何期权股权上设置任何担保物权或其他第三方权利；

5.2.2	not to increase or decrease registered capital of the Company;
其不得增加或者减少公司注册资本；

5.2.3	not to dispose or cause the management of the Company dispose any of the Company’s assets (except in the ordinary course of business);
其不得处分或促使公司的管理层处分任何的公司资产（在正常经营过程中发生的除外）；

5.2.4	not to terminate or cause the management of the Company to terminate Material Agreement or enter into any contract conflict with Material Agreement;
其不得终止或促使公司的管理层终止任何公司订立的重大协议，或订立任何与现有重大协议相冲突的任何其他协议；

5.2.5	not to appoint or remove any the Company’s managing director or members of the board (if applicable), supervisors or other management personnel that shall be appointed and removed by the Shareholders.
其不得委任或撤换任何公司的执行董事或董事会成员（如有）、监事或其他应由各现有股东任免其他公司的管理人员；

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

5.2.6	not to declare distribution or actually distribute any distributable profits, interests, or dividends;
其不得宣布分配或实际发放任何可分配利润、分红、股利或股息；

5.2.7	ensure the Company’s going concern without being terminated, liquidated or dissolution; and
其确保公司有效存续，不被终止、清算或解散；和

5.2.8	not, in any form, to supplement, change or amend the Articles of Association of the Company.
其不得修改公司的公司章程。

5.3
To use its best endeavor to promote the Company’s Business and ensure the legal operation of the Company, without make any action or nonfeasance that possibly damages its operation, reputation, asset value and the effectiveness of operation certificates during the term of the Agreement.

在本协议有效期内，其必须尽其最大的努力，以发展公司的业务，并保证公司的合法、合规经营，其不会进行任何可能损害公司资产、商誉或影响公司经营证照有效性的作为或者不作为。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Article 6 Confidentiality
第六条  保密

6.1
No matter whether this Agreement terminate or not, the Shareholders have a confidentially obligation toward information about (i)the execution, performance and contents of this Agreement; (ii)the WOFE’s trade secrets, proprietary business information, client information know to Shareholder as a result of execution and performance of this agreement and (iii) trade secrets, proprietary business information, client information of Kangrui International known to the Shareholder as a result of being the shareholder of the Company (the "Confidential Information"). The Shareholder only can use the Confidential Information for the purpose of performing obligations under this Agreement and shall not to disclose any Confidential Information to third party, otherwise it will be liable for breach of confidentiality obligations.

无论本协议是否已终止，现有股东对于(i)本协议之签署、履行及协议内容，(ii)其因签署及履行本协议而知悉或收到的有关讯纳信息的商业秘密、专有信息、客户信息，以及(iii)其作为公司的股东而知悉或收到的有关公司的商业秘密、专有信息、客户信息（以下统称为“保密信息”）均负有保密义务。现有股东仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经讯纳信息书面许可，任何现有股东均不得向任何第三方泄露上述保密信息，否则应承担违约责任并赔偿损失。

6.2
Upon the expiration of the agreement, the Shareholder shall return, destroy or disposal by other proper means at the request of the WOFE all documents, materials or software that contain Confidential Information and cease to use any of the Confidential Information.

在本协议终止后，各现有股东均应在讯纳信息要求时将含有保密信息的全部文件、资料或软件返还、销毁或作其它相应处理，并停止使用该类保密信息。

6.3	Despite other provisions in this Agreement, the effectiveness of Article 6 shall not be affected by the termination or rescission of this Agreement.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 7 Term of Agreement
第七条   协议期限

7.1
This Agreement come into effect after the Agreement has been duly executed by the parties’ authorized representatives. The Agreement terminates upon all the Company Shares has been transferred to WOFE or its Designated Person.

本协议自各方正式签署之日起生效，在全部期权股权均根据本协议的约定依法转让至讯纳信息和/或其指定的其他实体或个人名下后终止。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Article 8 Notice
第八条     通知

8.1	All notices demands or other communications which are required to be given under this Agreement shall be in writing and send to relevant parties.
本协议要求的或根据本协议做出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

8.2
Any such notices or communications if sent by facsimile transmission shall be deemed to have been served upon the sending of facsimile message. In the case of personally delivery, the transmission shall be deemed to have been served upon the receipt of message. If sent by post, such notices shall be deemed to have been served after five (5) business days following the day of posting.

上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)个工作日后即视为送达。

Article 9 Breach of Agreement
第九条    违约责任

9.1
The Parties agree and confirm that if any shareholder (the “Breaching Party”) materially breaches any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. WOFE shall ask the Breaching Party to take remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time or within 10 days after the written notice of WOFE requiring the adoption of remedy measures, then WOFE can either (1) terminate the Agreement and ask for damages or (2) require specific performance of all the obligations under this Agreement and ask for damages.

各方同意并确认，如任一现有股东（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），讯纳信息有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在讯纳信息书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则讯纳信息有权自行决定选择以下的任一种违约救济方式：(1)终止本协议，并要求违约方给予全部的损害赔偿；或者(2)要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

9.2	The Parties agree and confirm that the Shareholders cannot terminate this agreement under any circumstances and for any reason.
各方同意并确认，现有股东在任何情况下，均不得以任何理由要求终止本协议。

9.3	The rights and remedies specified by this Agreement are cumulative and not exclusive of other rights or remedies under laws and regulations.
本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

9.4	Despite other provisions in this Agreement, the effectiveness of Article 6 shall not be affected by the termination or rescission of this Agreement.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 10 Miscellaneous
第十条    其他事项

10.1	This Agreement shall be executed in Three (3) original copies and is hold respectively by each Party, and each original copy has the same legal effect.
本协议正本一式三(3)份，本协议之各方当事人各执壹(1)份，每份具有同等法律效力。

10.2	The execution, validity, interpretation, performance, amendment and termination of this agreement are governed by the laws of PRC.
本协议的订立、生效、解释、履行、修改和终止均适用中国法律。

10.3
The Parties shall strive to settle any dispute in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) day since dispute arising, such matters shall be submitted to China International Economic and Trade Arbitration Commission (the “CIETAC”). Arbitration shall take place in Beijing in accordance with the arbitration rule of CIETAC. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如争议产生后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

10.4
Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms of this Agreement or by laws and regulations. And one party’s exercise of its right, power and remedy does not exclude the party from exercising other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.5
No failure or delay by any partyin exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.6	Headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement under any circumstance.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.7
Every article under this Agreement is independent and severable. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.8
Upon execution, this Agreement supersedes any other legal documents executed by the parties in relation to the same matters. Any amendment or supplement of this Agreement shall be in writing and duly executed by the parties.

本协议一经签署即取代各方之前就同一主题签署的任何其他法律文件。本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

10.9
Without prior written approval of WOFE, the Shareholders can not transfer, pledge or assign any right, benefit or obligation under this agreement. WOFE can transfer, pledge or assign any right benefit or obligation under this agreement after issuing a notice to Shareholders.

未经讯纳信息的事先书面同意，任何现有股东均不得向任何第三方转让其于本协议下的任何权利及/或义务，讯纳信息有权在通知现有股东后，将其在本协议下的任何权利及/或义务转让给其指定的任何第三方。

10.10	This agreement is binding to all the parties herein and their respective lawful successors and assignees.
本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]
    此处留白

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

The parties hereby sign as the following:
本协议由各方签署如下：

Tianjin Xunna Information Technology Ltd.（seal）
天津讯纳信息技术咨询有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）:

Fu Jiaxing 富嘉兴
Signature（签署）：______________

Tian Honglin 田洪林
Signature（签署）：______________

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Appendix I：
附件一：

Xunna Network Sci-Tech (Beijing) Co., Ltd.
讯纳网络科技（北京）有限公司基本情况

Name：Xunna Network Sci-Tech (Beijing) Co., Ltd.
公司名称: 讯纳网络科技（北京）有限公司

Address：R2611-15, 22/F, Bld. 2-28, No.2 Fufeng Road, Fengtai District, Beijing
地址：北京市丰台区富丰路2号2-28幢22层2611-15室

Registered：RMB2,000,000Yuan
注册资本：人民币200万元

Legal Representative：Fu Jiaxing
法定代表人： 富嘉兴

Share Structure：
股权结构：

Shareholder 股东姓名	Percentage 股权比例
Fu Jiaxing 富嘉兴	90%
Tian Honglin 田洪林	10%

EXHIBIT 10.9

股权转让期权协议	Call Option Agreement

Appendix II：

Format of Notice
行权通知格式

To：Fu Jiaxing, Tian Honglin
致：富嘉兴、田洪林

Whereas our Company has entered into a Call Option Agreement on_________, (“Call Option Agreement”) which proscribed that under circumstances permitted by PRC laws and regulations, upon our request, you shall transfer your shares in Xunna Network Sci-Tech (Beijing) Co., Ltd. (“Xunna Network”) to our Company or any third person designated by our Company.
鉴于本公司于 年___月___日与阁下签署了一份《股权转让期权协议》（“期权协议”），约定在中国法律、法规允许的条件下，阁下应根据本公司的要求，向本公司或本公司指定的任何第三方转让阁下在讯纳网络科技（北京）有限公司
（“公司”）中持有的股权。

Hereby, we issue the Notice of the following:
因此，本公司特此向阁下发出本通知如下：

Our Company hereby exercises the option under the Call Option Agreement and requires you to transfer____ shares of Xunna Network you hold to [our Company]/[company/individual name] designated by our Company. Please immediately transfer the shares above mentioned to the Company or_______ [designated company or person name] according to Call Option Agreement upon receipt of this Notice.
本公司兹要求行使期权协议项下的转股期权，由[本公司]/本公司指定的[公司/个人名称]受让阁下持有的________公司的股权。请阁下在收到本通知后，立即依据期权协议的约定，向本公司或_________[指定公司/个人名称]转让所有的拟受让股权。

Tianjin Xunna Information Technology Ltd.（seal）
天津讯纳信息技术咨询有限公司

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）:

Date: _________